Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

18.SUBSEQUENT EVENTS (UNAUDITED)

Effective April 1, 2023, the Company modified its organizational structure under new regional operating segments as the result of continued growth in the business.  Beginning in the second quarter of 2023, the Company will report revenue and segment EBITDA based on the following six geographic solid waste operating segments: Southern, Eastern, MidSouth, Western, Central and Canada.

On April 24, 2023, the Company announced the departure of Worthing F. Jackman from his role as President and Chief Executive Officer of the Company, effective April 23, 2023. For purposes of Mr. Jackman’s letter agreement dated July 25, 2019, as amended, and the related Separation Benefits Plan as amended and restated July 26, 2022, Mr. Jackman’s departure qualified as a termination without cause.

On April 24, 2023, the Company also announced that Ronald J. Mittelstaedt succeeded Mr. Jackman as the Company’s President and Chief Executive Officer. Mr. Mittelstaedt is the Company’s founder and served as the Company’s Chief Executive Officer from 1997 until July 2019, when he transitioned to the position of Executive Chairman.

On April 26, 2023, the Company announced that its Board of Directors approved a regular quarterly cash dividend of $0.255 per Company common share. The dividend will be paid on May 24, 2023, to shareholders of record on the close of business on May 10, 2023.

20.   SUBSEQUENT EVENT (UNAUDITED)

On February 15, 2023, the Company announced that its Board of Directors approved a regular quarterly cash dividend of $0.255 per Company common share. The dividend will be paid on March 15, 2023, to shareholders of record on the close of business on March 1, 2023.